Exhibit 10.14

                               FIRST AMENDMENT TO

                         LOAN & SECURITIZATION AGREEMENT

     This FIRST AMENDMENT TO LOAN & SECURITIZATION AGREEMENT (the "FIRST AMENDMENT") is dated entered into and made effective as of the 31st day of August, 2010, by and between BOSTON PIZZA RESTAURANTS (USA), INC., a Delaware corporation (the "LENDER"), and GLOBAL ENTERTAINMENT CORPORATION, a Nevada corporation (the "BORROWER").

                                    RECITALS

     WHEREAS,   the  parties   previously  entered  into  that  certain  Loan  &
Securitization Agreement dated June 8, 2010 (the "LOAN AGREEMENT"); and

     WHEREAS, the parties now desire to amend the Loan Agreement as provided in this First Amendment.

     NOW THEREFORE, in consideration of the terms, conditions and covenants contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

                                    COVENANTS

1. Capitalized terms not defined herein shall have the meanings attributed to such terms in the Loan Agreement. References to section headings herein shall refer to the section headings contained in the Loan Agreement.

2. Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

     "General. Subject to the terms of this Agreement, the Lender hereby establishes a credit facility in favor of the Borrower (the "Credit Facility") under which the Lender will extend credit to the Borrower from time to time until August 31, 2011 (the "Credit Termination Date"), by way of Loans pursuant to Section 1.2 hereof. Each extension of credit shall be in such amount as the Borrower may request, but shall not be less than an amount equal to $30,000 per request. The aggregate principal amount of the Credit Facility established herein is $500,000 (the "Commitment"). In consideration for Lender making the Loans described herein, the Borrower's cumulative outstanding balance shall not exceed at any one time an amount equal to one hundred percent (100%) of the Borrower's and any of its

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     subsidiaries'  collectable  accounts  receivable.  The  Borrower may obtain credit, repay without penalty and obtain further credit as provided for under this Agreement, from the date hereof until the Credit Termination Date."

3. Section 1.2 of the Loan Agreement is amended to read in its entirety as follows:

     "Drawings. The Borrower may draw on the Commitment in the following manner:
     By submitting a written "Notice of Borrowing" request to Lender, in the form attached hereto as Exhibit A, the terms of which are incorporated by reference herein, for a cash advance (each such cash advance herein referred to as a "Loan," or collectively as "Loans"), in a minimum amount of $30,000 per Loan. Borrower may request a maximum of two (2) Loans in any one calendar month prior to or on June 30, 2011. No Loans to Borrower shall be made by Lender after June 30, 2011 ("Final Loan Date")."

4. In Section 1.7 of the Loan Agreement, the phrase "Amended & Restated" is inserted immediately before the term "Master Note".



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5.  Exhibit  B of the Loan  Agreement  is  amended  to read in its  entirety  as follows:

                                   "EXHIBIT B

                         AMENDED & RESTATED MASTER NOTE

$500,000

Phoenix, Arizona

                         , 2010
------------------------

Global Entertainment Corporation (the "Borrower") hereto previously executed that certain Master Note dated June 8, 2010, in favor of Boston Pizza Restaurants (USA), Inc. (the "Lender"). The Borrower and the Lender wish to amend and restate that Master Note as follows:

The Borrower promises to pay to the order of the Lender), the principal amount of $500,000 or so much thereof as shall have been disbursed by the Lender and may remain outstanding, together with interest on outstanding balances of principal in accordance with and under the terms of that certain Loan & Securitization Agreement dated June 8, 2010 (as amended by that certain First Amendment to Loan & Securitization Agreement of even date), between Lender and Borrower, relating to the Credit Facility therein described.

GLOBAL ENTERTAINMENT CORPORATION

By:
   ----------------------------------------------------------

Title:                                                       "
      -------------------------------------------------------

6. Except as otherwise provided herein, the Loan Agreement is hereby ratified and affirmed and remains in full force and effect. To the extent that the terms of this First Amendment conflict or alter the terms of the Loan Agreement, the terms of this First Amendment shall govern and control.

7. This First Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same instrument. Signatures by facsimile shall have the same binding effect as an original signature.

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     IN WITNESS  WHEREOF,  the parties hereto have executed this First Amendment as of the day and year first set forth above.

BOSTON PIZZA RESTAURANTS                GLOBAL ENTERTAINMENT
(USA), INC.                             CORPORATION
a Delaware corporation                  a Nevada corporation


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By: /s/ Mike Best                       By: /s/ Rick Kozuback
    --------------------------------       -------------------------------------

Its: Chief Financial Officer            Its: President & Chief Executive Officer
    --------------------------------        ------------------------------------


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